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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021
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Analog Devices, Inc.
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way	Wilmington,	MA	01887
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
On September 7, 2021, Analog Devices, Inc. (“the Registrant”) provided a business update for the fourth fiscal quarter ending October 30, 2021. The full text of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
On September 8, 2021, a number of the Registrant's executives hosted a conference call for financial analysts on driving shareholder value including the Registrant's capital allocation framework, which contains certain information not previously publicly disclosed. In connection with the conference call, the Registrant also issued a press release. The full text of the press release issued by the Registrant is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01     Other Events.
On September 7, 2021, the Registrant announced that it has entered into certain accelerated share repurchase (“ASR”) transaction agreements (“ASR Agreements”) to repurchase an aggregate of up to $2.5 billion of the Registrant's common stock as part of the Registrant's previously announced share repurchase program. BNP Paribas Securities Corp. acted as structuring adviser to the Registrant on the ASR transactions.

Under the terms of the ASR Agreements, the Registrant will receive an aggregate initial share delivery of approximately 12.2 million shares from certain investment bank counterparties (the “Dealers”), with the remainder, if any, expected to be completed by our second fiscal quarter of 2022. The specific number of shares that the Registrant will ultimately repurchase under the ASR will be based on the terms and conditions of the ASR Agreements, including the average of Rule 10b-18 daily volume-weighted average share prices of the Registrant’s common stock on the relevant days specified for each of the Dealers during the trading periods, less a discount. At settlement of the ASR, each Dealer may be required to deliver additional shares of common stock to the Registrant, or, under certain circumstances, the Registrant may elect to make a cash payment or deliver shares of common stock to the applicable Dealer.

The full text of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits
(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated September 7, 2021
99.2	Press release dated September 8, 2021
101.INS	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.**
101.SCH	Inline XBRL Schema Document.**
101.CAL	Inline XBRL Calculation Linkbase Document.**
101.LAB	Inline XBRL Labels Linkbase Document.**
101.PRE	Inline XBRL Presentation Linkbase Document.**
101.DEF	Inline XBRL Definition Linkbase Document.**
104	Cover page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2021	ANALOG DEVICES, INC.
		By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Senior Vice President, Finance and Chief Financial Officer